UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06094

Exact name of registrant as specified in charter:	Aberdeen Latin America Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2015

Item 1. Reports to Stockholders.

Aberdeen Latin America Equity Fund, Inc. (LAQ)

Semi-Annual Report

June 30, 2015

Aberdeen
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Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Latin America Equity Fund, Inc. (the “Fund”) for the six months ended June 30, 2015. The Fund’s principal investment objective is to seek long-term capital appreciation by investing primarily in Latin American equity securities.

Total Return Performance

For the six months ended June 30, 2015, the total return to shareholders of the Fund based on the net asset value (“NAV”), net of fees, of the Fund was -8.0%, assuming reinvestment of dividends and distributions, versus a return of -6.2%, for the Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) Emerging Markets Latin America Index1 (“MSCI EM Latin America Index”). The Fund’s total returns for the periods ended June 30, 2015, are based on the reported NAV at on each financial reporting period end.

Share Price and NAV

For the six months ended June 30, 2015, based on market price, the Fund’s total return was -7.7%, assuming reinvestment of dividends and distributions. The Fund’s share price decreased 7.7% over the six months, from $22.58 on December 31, 2014 to $20.84 on June 30, 2015. The Fund’s share price on June 30, 2015 represented a discount of 9.4% to the NAV per share of $23.00 on that date, compared with a discount of 9.7% to the NAV per share of $25.01 on December 31, 2014.

Open Market Repurchase Program

The Fund’s policy is to consider buying back Fund shares on the open market when the Fund trades at a certain discount to the NAV and management believes such repurchases may enhance shareholder value. During the six months ended June 30, 2015, the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, I invite you to visit the Fund on the web at www.aberdeenlaq.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other timely data.

Enroll in our email services and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at www.aberdeen-asset.us/aam.nsf/usclosed/email.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where a series of fund manager webcasts and short films are

All amounts are U.S. Dollars unless otherwise stated.

1       The MSCI Emerging Markets (EM) Latin America Index captures large and mid cap representation across 5 Emerging Markets (EM) countries (Brazil, Chile, Colombia, Mexico and Peru) in Latin America. With 130 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The Index is unmanaged and has been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Latin America Equity Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv.

Contact us

•                  Visit us: http://www.aberdeen-asset.us/cef or www.aberdeenlaq.com;

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•                  Call us: 1-800-522-5465 (toll free in the U.S.)

Yours sincerely,

/s/ Christian Pittard
Christian Pittard
President

2	Aberdeen Latin America Equity Fund, Inc

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Report of the Investment Adviser (unaudited)

Market/economic review

Latin American equities, as measured by the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Latin America Index, fell during the six-month period ended June 30, 2015. The Latin American region underperformed the broader MSCI Emerging Markets Index* largely on the back of currency weakness. Most Latin American currencies declined sharply against the U.S. dollar over the reporting period, reflecting low commodity prices and dimming economic prospects. Within the region, Chile and Mexico were the best performers. Retail sales rose in both nations as consumer demand remained firm. Conversely, Brazil was among the market laggards, as Brazil’s central bank increased its inflation forecast and expects a steeper economic contraction this year. Investor sentiment was also dampened by the unfolding corruption scandal involving Brazilian state-owned oil and gas company Petrobras. Despite the accelerated efforts to meet fiscal targets by cutting spending and raising taxes, political tension within the ruling coalition and concern about the federal government’s ability to push its fiscal adjustment program through Congress have done little to restore investor confidence.

Fund performance review

The Fund underperformed versus its benchmark, the MSCI EM Latin America Index, for the reporting period (-8.0% vs. -6.2%), largely due to overall negative stock selection.

At the stock level, the Fund’s lack of exposure to Petrobras was a key detractor from performance relative to its benchmark. Despite the corruption scandal that continues to unfold, Petrobras’ shares rose following the release of its audited financial statements, as well as the unveiling of a revised five-year strategic plan involving larger-than-

expected cuts to investment. Elsewhere, infrastructure company Grana y Montero’s stock price declined due to slower economic growth in Peru and concerns about its future project pipeline. The Fund’s holding in Vale also detracted from performance, as the Brazilian miner continued to be hampered by record-low iron ore prices and concerns over slower-than-expected Chinese growth.

Conversely, the Fund’s holding in Brazilian retailer Lojas Renner was a key positive contributor to the Fund’s relative return. The company posted positive results despite the challenging consumer environment, underpinned by strong sales growth and good cost control. Shares of fuel and chemical company Ultrapar also performed well on the back of good financial results. Better-than-expected margins at its Ipiranga division were attributable to a better sales mix, economies of scale and last November’s fuel price hikes. The Fund’s positions in Mexican airport operators Asur and OMA also contributed positively to performance, as both companies continued to see healthy growth in traffic and commercial revenues.

Outlook

Market sentiment in the region is likely to remain lackluster in the near term with several lingering concerns. Foremost is when the U.S. Federal Reserve will start normalizing monetary policy. China is another worry: a worse-than-anticipated economic slowdown could dent confidence further, especially among Latin American exporters. Meanwhile, Latin American economic news remains muted, with forecasts for gross domestic product (GDP) growth this year continuing their downward slide. However, we think that Latin American central banks are generally moving in the right direction.

In Brazil, where economic activity remains in the doldrums, the government will have to continue to exercise firm resolve in fixing the

*        The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Aberdeen Latin America Equity Fund, Inc.	3

Report of the Investment Adviser (unaudited) (concluded)

nation’s fiscal shortcomings in order to maintain its investment-grade rating. In Mexico, policymakers are lowering fiscal spending to cope with an oil price slump. The bright spot, however, is that domestic consumption remains resilient, and exports may be supported by a strengthening U.S. economy, in our view.

On the corporate front, we think that we are unlikely to see drastic improvements in earnings growth of Latin American companies, given the challenging environment, but we believe that our strategy of investing in financially sound companies with sustainable businesses may help to generate healthy returns for the Fund over the long term.

Aberdeen Asset Managers Limited

4	Aberdeen Latin America Equity Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the MSCI EM Latin America Index for the 1-year, 3-year, 5-year and 10-year periods ended June 30, 2015.

	1 Year	3 Years	5 Years	10 Years

Net Asset Value (NAV)	-25.9%	-7.1%	-1.2%	9.8%
Market Value	-26.2%	-7.1%	-1.5%	10.4%
MSCI EM Latin America Index	-23.2%	-7.8%	-4.1%	7.7%

Aberdeen Asset Managers Limited has entered into a written contract with the Fund to waive fees, without which performance would be lower. See Note 3 in the Notes to Financial Statements. This contract aligns with the term of the advisory agreement and may not be terminated prior to the next annual consideration of the advisory agreement. Returns represent past performance. Total investment return at net asset value (NAV) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes management fees, administrative fees (such as Director and legal fees) and custodial charges. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. The Fund’s total return for the year is based on the reported NAV on financial reporting period ends. Aberdeen Asset Management Inc. has entered into an agreement with the Fund to cap Investor Relation Services, without which performance would be lower. See Note 3 in the Notes to Financial Statements. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenlaq.com or by calling 800-522-5465.

The net operating expense ratio, excluding fee waivers, based on the six months ended June 30, 2015 was 1.43%. The net operating expense ratio, net of fee waivers, based on the six months ended June 30, 2015 was 1.41%.

Aberdeen Latin America Equity Fund, Inc.	5

Portfolio Composition (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 subindustries. An industry classification standard sector can include more than one industry. As of June 30, 2015, the Fund did not have more than 25% of its assets invested in any industry except banks, which accounted for 25.2% of the Fund’s assets due to market changes that occurred after the Fund made its last purchase of shares of a banking company. The sectors, as classified by GICS Sectors, are comprised of several industries. As of June 30, 2015, the Fund held 98.1% of its net assets in equities, 1.4% in a short-term investment and 0.5% in other assets in excess of liabilities.

Sector Allocation	As a Percentage of Net Assets

Financials*	33.0%
Consumer Staples**	26.3%
Industrials	12.3%
Consumer Discretionary	8.4%
Energy	6.8%
Materials	6.9%
Information Technology	2.2%
Health Care	1.5%
Utilities	0.7%
Private Equity	–%
Short-Term Investments and Other Assets in Excess of Liabilities	1.9%
100.0%

*                        As of June 30, 2015 the Financials sector consisted of three industries; Banks, Diversified Financial Services and Real Estate Management & Development at 25.2%, 2.1% and 5.7%, respectively, of the Fund’s Net Assets.

**                   As of June 30, 2015 the Consumer Staples sector consisted of five industries; Beverages, Food & Staples Retailing, Food Products, Household Products, Personal Products and Tobacco at 11.5%, 6.1%, 2.8%, 1.8% 2.0% and 2.1%, respectively, of the Fund’s Net Assets.

Amounts listed as “–” are 0% or round to 0%

The following chart summarizes the composition of the Fund’s portfolio by geographic classification expressed as a percentage of net assets as of June 30, 2015.

Country Allocation	As a Percentage of Net Assets

Brazil	59.0%
Mexico	22.7%
Chile	9.0%
Colombia	3.4%
Argentina	2.4%
Peru	1.6%
United States	1.4%
Global	–%
Other Assets in Excess of Liabilities	0.5%
100.0%

Amounts listed as “–” are 0% or round to 0%

6	Aberdeen Latin America Equity Fund, Inc.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of June 30, 2015:

Name of Security	As a Percentage of Net Assets

Banco Bradesco SA	8.3%
Itau Unibanco Holding SA, ADR, Preferred Shares	5.9%
Lojas Renner SA	5.3%
Fomento Economico Mexicano SAB de CV, ADR	5.2%
Grupo Financiero Banorte SAB de CV	4.4%
Vale SA, ADR	4.4%
AMBEV SA	4.2%
Multiplan Empreendimentos Imobiliarios SA	3.9%
Ultrapar Participacoes SA, ADR	3.8%
Wal-Mart de Mexico SAB de CV	3.2%

Aberdeen Latin America Equity Fund, Inc.	7

Portfolio of Investments (unaudited)

As of June 30, 2015

Shares	Description	Value (US$)

LONG-TERM INVESTMENTS—98.1%
COMMON STOCKS—89.6%
ARGENTINA—2.4%
ENERGY EQUIPMENT & SERVICES—2.4%
155,000	Tenaris SA, ADR	$ 4,188,100
BRAZIL—51.3%
BANKS—8.3%
1,578,864	Banco Bradesco SA	14,208,811
BEVERAGES—4.2%
1,160,541	AMBEV SA	7,129,501
COMMERCIAL SERVICES & SUPPLIES—1.2%
137,200	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	2,113,756
DIVERSIFIED FINANCIAL SERVICES—2.1%
965,063	BM&F Bovespa SA	3,637,882
FOOD PRODUCTS—2.8%
226,368	BRF SA	4,782,043
HEALTH CARE PROVIDERS & SERVICES—1.5%
750,000	OdontoPrev SA	2,600,431
MACHINERY—1.5%
402,594	WEG SA	2,466,764
METALS & MINING—4.4%
1,277,359	Vale SA, ADR	7,523,644
MULTILINE RETAIL—5.3%
250,146	Lojas Renner SA	9,091,537
OIL, GAS & CONSUMABLE FUELS—3.8%
311,000	Ultrapar Participacoes SA, ADR	6,537,220
PERSONAL PRODUCTS—2.0%
375,000	Natura Cosmeticos SA	3,321,701
REAL ESTATE MANAGEMENT & DEVELOPMENT—4.9%
215,000	Iguatemi Empresa de Shopping Centers SA	1,700,444
433,334	Multiplan Empreendimentos Imobiliarios SA	6,683,080
		8,383,524
ROAD & RAIL—1.2%
214,050	Localiza Rent a Car SA	2,112,893
SOFTWARE—1.5%
206,000	Totvs SA	2,584,028
SPECIALTY RETAIL—0.7%
319,750	Cia Hering	1,249,546
TEXTILES, APPAREL & LUXURY GOODS—2.1%
470,254	Arezzo Industria e Comercio SA	3,631,533
TOBACCO—2.1%
466,000	Souza Cruz SA	3,661,632

8	Aberdeen Latin America Equity Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of June 30, 2015

Shares	Description	Value (US$)

LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
BRAZIL (continued)
TRANSPORTATION INFRASTRUCTURE—1.7%
289,400	Wilson Sons Ltd., BDR	$ 2,894,838
		87,931,284
CHILE—8.2%
AIRLINES—0.1%
23,143	Latam Airlines Group SA(a)	165,515
BANKS—3.9%
11,923,217	Banco de Chile	1,310,803
25,113,969	Banco Santander Chile	1,276,765
199,000	Banco Santander Chile, ADR	4,029,750
		6,617,318
BEVERAGES—0.5%
540,000	Vina Concha y Toro SA	941,848
ELECTRIC UTILITIES—0.7%
3,780,000	Enersis SA	1,200,328
INDUSTRIAL CONGLOMERATES—0.1%
18,518	Antarchile SA	205,812
INFORMATION TECHNOLOGY SERVICES—0.7%
592,000	Sonda SA	1,239,980
MULTILINE RETAIL—0.3%
77,000	S.A.C.I. Falabella	537,805
OIL, GAS & CONSUMABLE FUELS—0.6%
98,000	Empresas COPEC SA	1,042,416
PAPER & FOREST PRODUCTS—0.5%
298,570	Empresas CMPC SA	811,257
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.8%
692,000	Parque Arauco SA	1,329,281
		14,091,560
COLOMBIA—3.4%
BANKS—1.7%
290,000	Bancolombia SA	2,972,115
FOOD & STAPLES RETAILING—1.7%
326,901	Almacenes Exito SA	2,850,894
		5,823,009
MEXICO—22.7%
BANKS—5.4%
1,373,097	Grupo Financiero Banorte SAB de CV	7,549,740
937,000	Grupo Financiero Santander Mexico SAB de CV	1,730,030
		9,279,770

Aberdeen Latin America Equity Fund, Inc.	9

Portfolio of Investments (unaudited) (continued)

As of June 30, 2015

Shares		Description	Value (US$)

LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
MEXICO (continued)
BEVERAGES—6.2%
306,000		Arca Continental SAB de CV	$ 1,737,780
99,402		Fomento Economico Mexicano SAB de CV, ADR	8,855,724
			10,593,504
FOOD & STAPLES RETAILING—4.4%
896,900		Organizacion Soriana SAB de CV	2,003,509
2,287,000		Wal-Mart de Mexico SAB de CV	5,585,999
			7,589,508
HOUSEHOLD PRODUCTS—1.8%
1,385,700		Kimberly-Clark de Mexico SAB de CV	2,996,656
TRANSPORTATION INFRASTRUCTURE—4.9%
102,850		Grupo Aeroportuario del Centro Norte SAB de CV, ADR(a)	4,036,862
31,134		Grupo Aeroportuario del Sureste SAB de CV, ADR, B Shares	4,416,981
			8,453,843
			38,913,281
PERU—1.6%
CONSTRUCTION & ENGINEERING—1.6%
377,011		Grana y Montero SA, ADR	2,646,618
		Total Common Stocks	153,593,852
PREFERRED STOCKS—8.5%
BRAZIL—7.7%
BANKS—5.9%
921,525		Itau Unibanco Holding SA, ADR, Preferred Shares	10,090,699
METALS & MINING—1.8%
391,800		Bradespar SA, Preferred Shares	1,325,700
335,117		Vale SA, ADR, Preferred Shares	1,692,341
			3,018,041
			13,108,740
CHILE—0.8%
BEVERAGES—0.6%
318,000		Embotelladora Andina SA, Class B, Preferred Shares	1,076,954
CHEMICALS—0.2%
18,800		Sociedad Quimica y Minera de Chile SA, Class B, Preferred Shares	305,847
			1,382,801
		Total Preferred Stocks	14,491,541
PRIVATE EQUITY—0.0%
GLOBAL—0.0%
2,237,292	(b)	Emerging Markets Ventures I, L.P.(a)(c)(d)(e)(f)(g)	67,812
		Total Private Equity—(cost $773,482)	67,812
		Total Long-Term Investments—98.1% (cost $180,953,746)	168,153,205

10	Aberdeen Latin America Equity Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of June 30, 2015

Principal Amount	Description	Value (US$)

SHORT-TERM INVESTMENT—1.4%
$2,299,000

Repurchase Agreement, Fixed Income Clearing Corp., 0.00% dated 06/30/2015, due 07/01/2015 repurchase price $2,299,000, collateralized by U.S. Treasury Note, maturing 06/30/2022; total market value of $2,348,775

		$ 2,299,000
	Total Short-Term Investment—1.4% (cost $2,299,000)	2,299,000
	Total Investments—99.5% (cost $183,252,746)(h)	170,452,205
	Other Assets in Excess of Liabilities—0.5%	894,763
	Net Assets—100.0%	$171,346,968

(a)	Non-income producing security.
(b)	Represents contributed capital.
(c)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.
(d)	Illiquid security.
(e)	Restricted security, not readily marketable. See Note 6 of the accompanying Notes to Financial Statements.
(f)	As of June 30, 2015, the aggregate amount of open commitments for the Fund is $262,708.
(g)	In liquidation.
(h)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.	11

Statement of Assets and Liabilities (unaudited)

As of June 30, 2015

Assets
Investments, at value (cost $180,953,746)	$ 168,153,205
Repurchase agreement, at value (cost $2,299,000)	2,299,000
Foreign currency, at value (cost $1,717,665)	1,473,784
Cash	125
Dividends receivable	241,920
Prepaid expenses	50,275
Total assets	172,218,309
Liabilities
Investment advisory fees payable (Note 3)	373,591
Chilean repatriation taxes (Note 2)	241,352
Administration fee payable (Note 3)	77,261
Director fees payable	68,049
Investor relations fees payable (Note 3)	18,368
Accrued expenses	92,720
Total liabilities	871,341

Net Assets	$171,346,968
Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$ 7,449
Paid-in capital in excess of par	185,585,048
Accumulated net investment income	1,750,243
Accumulated net realized loss from investment and foreign currency transactions	(2,949,614)
Net unrealized depreciation on investments and other assets and liabilities denominated in foreign currencies	(13,046,158)
Net Assets	$171,346,968
Net asset value per share based on 7,448,517 shares issued and outstanding	$ 23.00

See Notes to Financial Statements.

12	Aberdeen Latin America Equity Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended June 30, 2015

Net Investment Income
Income
Dividends (net of foreign withholding taxes of $189,775)	$ 3,312,715
Total Investment Income	3,312,715
Expenses
Investment advisory fee (Note 3)	760,288
Administration fee (Note 3)	130,253
Directors’ fees and expenses	93,248
Custodian’s fees and expenses	81,135
Independent auditors’ fees and expenses	35,141
Investor relations fees and expenses (Note 3)	35,001
Insurance expense	30,555
Reports to shareholders and proxy solicitation	25,834
Chilean repatriation taxes (Note 2)	24,510
Legal fees and expenses	23,644
Transfer agent’s fees and expenses	11,592
Miscellaneous	11,719
Total operating expenses before reimbursed/waived expenses	1,262,920
Less: Expenses waived (Note 3)	(15,911)
Net expenses	1,247,009

Net Investment Income	2,065,706
Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Transactions
Net realized gain/(loss) from:
Investment transactions(a)	3,488,613
Foreign currency transactions	(139,812)
3,348,801
Net change in unrealized appreciation/(depreciation) on:
Investments	(20,268,360)
Foreign currency translation	(49,109)
(20,317,469)
Net realized and unrealized loss from investments and foreign currency related transactions	(16,968,668)
Net Decrease in Net Assets Resulting from Operations	$(14,902,962)

(a) Includes realized gain portion of distributions from underlying private equity investments of $0.

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.	13

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2015 (unaudited)	For the Year Ended December 31, 2014
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 2,065,706	$ 4,122,908
Net realized gain/(loss) from investment and foreign currency related transactions	3,348,801	(1,186,661)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(20,317,469)	(39,366,812)
Net decrease in net assets resulting from operations	(14,902,962)	(36,430,565)
Distributions to shareholders from:
Net investment income	–	(3,961,419)
Net realized gains	–	(5,888,798)
Net decrease in net assets from distributions	–	(9,850,217)
Change in net assets resulting from operations	(14,902,962)	(46,280,782)
Net Assets:
Beginning of period	186,249,930	232,530,712
End of period (including accumulated net investment income/(distributions in excess of net investment income) of $1,750,243 and ($315,463), respectively)	$171,346,968	$186,249,930

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

14	Aberdeen Latin America Equity Fund, Inc.

Financial Highlights

	For the Six Months Ended June 30, 2015		For the Fiscal Years Ended December 31,
	(unaudited)		2014		2013		2012	2011	2010

Per Share Operating Performance(a):
Net asset value per common share, beginning of period	$25.00		$31.22		$40.22		$33.23	$41.95	$43.41

Net investment income	0.28		0.55		0.65		0.55	0.71	0.44
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	(2.28)		(5.45)		(6.28)		8.05	(7.44)	8.19

Total from investment operations applicable to common shareholders	(2.00)		(4.90)		(5.63)		8.60	(6.73)	8.63

Dividends and distributions to shareholders:
Net investment income	–		(0.53)		(0.40)		(0.41)	(0.65)	(0.47)
Net realized gains	–		(0.79)		(2.97)		(1.20)	(1.34)	(9.62)

Total distributions	–		(1.32)		(3.37)		(1.61)	(1.99)	(10.09)

Net asset value per common share, end of period	$23.00		$25.00		$31.22		$40.22	$33.23	$41.95

Market value, end of period	$20.84		$22.58		$28.05		$36.24	$30.10	$38.72

Total Investment Return Based on(b):
Market value	(7.71%	)	(14.78%	)	(13.38%	)	25.53%	(17.47% )	24.75%
Net asset value	(8.00%	)	(15.23%	)(c)	(13.13%	)(c)	26.20% (c)	(15.90% )	22.74%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$171,347		$186,250		$232,531		$299,575	$247,505	$312,472
Average net assets applicable to common shareholders (000 omitted)	$178,203		$228,971		$278,822		$277,904	$291,612	$268,440
Net operating expenses, net of fee waivers(d)	1.41%	(e)	1.26%		1.12%		1.16%	1.18%	1.35%
Net operating expenses, excluding fee waivers(d)	1.43%	(e)	1.28%		1.14%		1.18%	1.18%	1.35%
Net operating expenses, net of waivers and excluding taxes	1.38%	(e)	1.26%		1.11%		1.14%	1.16%	1.27%
Net investment income	2.34%	(e)	1.80%		1.72%		1.48%	1.82%	1.03%
Portfolio turnover	2.76%		13.58%		14.36%		16.47%	11.93%	7.52%

(a)	Based on average shares outstanding.
(b)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.

(d)	Ratios include the effect of Chilean taxes.
(e)	Annualized.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.	15

Notes to Financial Statements (unaudited)

June 30, 2015

1. Organization

Aberdeen Latin America Equity Fund, Inc. (the “Fund”) was incorporated in Maryland on April 17, 1990 and commenced investment operations on October 30, 1991. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a nondiversified closed-end management investment company. The Fund trades on the NYSE MKT under the ticker symbol “LAQ”.

The Fund seeks long-term capital appreciation by investing primarily in Latin American equity securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board of Directors of the Fund (the “Board”). A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The Fund also invests in a private equity private placement security, which represented 0.04% of the net assets of the Fund as of June 30, 2015. The private equity private placement security is deemed to be a restricted security. In the absence of a readily ascertainable market value, this security is valued at fair value as determined in good faith by, or under the direction of the Board, pursuant to valuation policies and procedures established by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although this security may be resold in privately negotiated transactions, the price realized on such sale could differ from the price originally paid by the Fund or the current carrying values, and the difference could be material. This security is categorized as Level 3 investment. Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of this investment, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations,

16	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2015

and any restrictions or illiquidity of such interests, and the fair value of these private equity investments.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity.

Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Other	$168,085,393	$–	$–	$168,085,393
Private Equity	–	–	67,812	67,812
Short-Term Investment	–	2,299,000	–	2,299,000
Total	$168,085,393	$2,299,000	$67,812	$170,452,205

Amounts listed as “-” are $0 or round to $0.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the six months ended June 30, 2015, there were no transfers between Levels 1, 2 or 3. For the six months ended June 30, 2015, there were no significant changes to the fair valuation methodologies.

The significant unobservable inputs used in the fair value measurement of the Fund’s private equity holdings are audited financial statements, interim financial statements, capital calls and distributions. These unobservable inputs are used by taking the most recent quarterly valuation statements and adjusting the value using the unobservable inputs mentioned above. Significant increases (decreases) in any of those inputs in isolation would result in a significantly lower (higher) fair value measurement.

	Fair Value at 6/30/15	Valuation Technique	Unobservable Inputs	Range
Private Equity	$67,812	Partner Capital Value/Net Asset Value	Capital Calls & Distributions	$0

Aberdeen Latin America Equity Fund, Inc.	17

Notes to Financial Statements (unaudited) (continued)

June 30, 2015

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 12/31/2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Contributed	Distributions/ Sales	Net Transfers in to Level 3	Net Transfers out of Level 3	Balance as of 6/30/2015
Private Equity	$76,113	$–	$–	$(8,301)	$–	$–	$–	$–	$67,812
Total	$76,113	$–	$–	$(8,301)	$–	$–	$–	$–	$67,812

Change in unrealized appreciation/depreciation relating to investments still held at June 30, 2015 is ($8,301).

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on the Fund’s repurchase agreement, see the Portfolio of Investments. The Fund held a repurchase agreement of $2,299,000 as of June 30, 2015. The value of the related collateral exceeded the value of the repurchase agreement at June 30, 2015.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)   market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)   purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

18	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2015

d. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

e. Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, passive foreign investment companies, wash sales, foreign taxes passed through shareholders, and partnership basis adjustments.

f. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31 are subject to such review.

g. Foreign Withholding Tax:

Income received by the Fund from sources within certain Latin American countries may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

The Fund incurs foreign Chilean taxes on income as well as realized gains generated from Chilean securities with no Chilean market presence. For the six-month period ended June 30, 2015, the Fund incurred $24,510 of such expenses. The Fund also accrues foreign Chilean taxes on securities with little to no Chilean market presence in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of unrealized gains. As of June 30, 2015 there was no accrual necessary.

h. Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnership and adjusts the cost of the underlying partnership accordingly. These amounts are included in the Fund’s Statement of Operations.

3. Agreements and Transactions with Affiliates

a. Investment Adviser:

Aberdeen Asset Managers Limited (“AAML” or the “Adviser”) serves as the Fund’s investment adviser with respect to all investments. AAML is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAML receives, as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower), 0.90% of the next $50 million and 0.80% of amounts above $150 million. AAML has agreed to contractually waive 0.02% of its annual advisory fee in an advisory fee waiver agreement (“Waiver Agreement”). The Waiver Agreement is subject to approval by the Adviser and the Fund’s Board. For the six month period ended June 30, 2015, AAMI earned $760,288 for advisory services, of which AAML waived $15,911.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAML, is the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee payable quarterly by the Fund, at an annual fee rate of 0.08% of the Fund’s average monthly Managed Assets. For the six months ended June 30, 2015, AAMI earned $70,695 from the Fund for administration services.

BTG Pactual Chile S.A. Administradora de Fondos de Inversion de Capital Extranjero (formerly, Celfin Capital S.A. Administradora de Fondos de Capital Extranjero) (“The BTG Pactual Chile”) serves as the Fund’s Chilean administrator. For its services, BTG Pactual Chile is paid an annual fee by the Fund equal to the greater of 2,000 Unidad de Fomentos (“U.F.”) or 0.10% of the Fund’s average weekly market value or net assets invested in Chile (whichever is lower) and an annual reimbursement of out-of pocket expenses not to exceed 500 U.F. In addition, an accounting fee is also paid to BTG Pactual Chile. For the

Aberdeen Latin America Equity Fund, Inc.	19

Notes to Financial Statements (unaudited) (continued)

June 30, 2015

six month period ended June 30, 2015, the administration fees and accounting fees earned by BTG Pactual Chile from the Fund amounted to $54,703 and $4,855, respectively.

c. Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI, serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

Effective January 1, 2015, investor relations services fees are capped at an annual rate of 0.05% of the Fund’s average net assets. For the six month period ended June 30, 2015, the Fund incurred fees of approximately $33,889 for investor relations services of which AAMI waive $0. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

d. Directors’ Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, up to 100% of the annual retainer can be invested in shares of the Fund. During the six-month period ended June 30, 2015, no shares were purchased pursuant to the Directors’ compensation plan. As of June 30, 2015, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2015, were $4,851,880 and $11,282,959, respectively.

5. Capital

The authorized capital of the Fund is 100,000,000 shares of $0.001 par value common stock. As of June 30, 2015, there were 7,448,517 shares of common stock issued and outstanding.

6. Restricted Securities

Certain of the Fund’s investments, listed in the chart below, are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security	Acquisition Date(s)	Cost	Fair Value At 06/30/15	Percent of Net Assets	Cumulative Distributions Received	Open Commitments(2)
Emerging Markets Ventures l, L.P.(1)	01/22/98 – 01/10/06	$773,482	$67,812	0.04	$2,570,956	$262,708
Total		$773,482	$67,812	0.04	$2,570,956	$262,708

(1) Emerging Markets Ventures I, L.P. is in liquidation.

(2) The open commitments are unlikely to be called.

7. Open Market Repurchase Program

The Board authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six-month period ended June 30, 2015, the Fund did not repurchase shares through this program.

20	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2015

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

b. Risks Associated with Latin American Markets:

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in Latin American countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of Latin American country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

c. Risks of Concentrating Investments in Brazil:

The Fund’s performance will be influenced by political, social and economic factors affecting Brazil. Special risks include exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, lack of comprehensive company information, political instability and differing accounting and legal standards. Because the Fund’s investments are concentrated in Brazil, the Fund’s performance could be more volatile than that of more geographically diversified funds.

As an emerging market, the Brazilian market tends to be more volatile than the markets of more mature economies, and generally has a less diverse and less mature economic structure and a less stable political system than those of developed countries. Certain political, economic, legal and currency risks have contributed to a high level of price volatility in the Brazilian equity and currency markets and could adversely affect investments in the Fund. Brazil has historically experienced high rates of inflation and may continue to do so. Inflationary pressures may slow the rate of growth of the Brazilian economy and may lead to further government intervention in the economy, which could adversely affect the fund’s investments. Brazil continues to suffer from chronic structural public sector deficits. Unanticipated political or social developments may result in increased volatility in the Fund’s share price and sudden and significant investment losses.

d. Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 10% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid and may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the private equity funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of June 30, 2015 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$ 183,252,746	$ 30,095,569	$ (42,896,110)	$ (12,800,541)

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the

Aberdeen Latin America Equity Fund, Inc.	21

Notes to Financial Statements (unaudited) (concluded)

June 30, 2015

Financial Statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements as of June 30, 2015.

22	Aberdeen Latin America Equity Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on March 26, 2015 at 712 Fifth Avenue, 49th Floor, New York, New York. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect two Class III directors, each to serve for a three-year term:

	Votes For	Votes Withheld
Enrique R. Arzac	3,506,070	2,715,694
Lawrence J. Fox	3,507,404	2,714,360

Directors whose term of office continued beyond this meeting are as follows: James J. Cattano, Martin M. Torino and Steven N. Rapport.

Aberdeen Latin America Equity Fund, Inc.	23

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Corporate Information

Directors	U.S. Administrator
Enrique R. Arzac, Chairman	Aberdeen Asset Management, Inc.
James J. Cattano	1735 Market Street, 32nd Floor
Lawrence J. Fox	Philadelphia, PA 19103
Steven N. Rappaport
Martin M. Torino	Chilean Administrator
BTG Pactual Chile S.A.
Officers	Administradora de Fondos de Inversion de Capital Extranjero
Christian Pittard, President	Apoquindo 3721, Piso 19
Jeffrey Cotton, Vice President and Chief Compliance Officer	Santiago, Chile
Sofia Rosala, Deputy Chief Compliance Officer and Vice President
Andrea Melia, Treasurer and Chief Financial Officer	Transfer Agent
Megan Kennedy, Vice President and Secretary	Computershare Trust Company, N.A.
Alan Goodson, Vice President	P.O. Box 30170
Bev Hendry, Vice President	College Station, TX 77842-3170
Joanne Irvine, Vice President
Devan Kaloo, Vice President	Independent Registered Public Accounting Firm
Jennifer Nichols, Vice President	PricewaterhouseCoopers LLP
Nick Robinson, Vice President	2001 Market Street
Lucia Sitar, Vice President	Philadelphia, PA 19103
Hugh Young, Vice President
Sharon Ferrari, Assistant Treasurer	Legal Counsel
Heather Hasson, Assistant Secretary	Willkie Farr & Gallagher LLP
787 Seventh Avenue
Investment Adviser	New York, NY 10019
Aberdeen Asset Managers Limited
Bow Bells House	Investor Relations
1 Bread Street	Aberdeen Asset Management Inc.
London, United Kingdom	1735 Market Street, 32nd Floor
EC4M 9HH	Philadelphia, PA 19103
1-800-522-5465
Custodian	InvestorRelations@aberdeen-asset.com
State Street Bank and Trust Company
1 Iron Street 5th Floor
Boston, MA 02210

Aberdeen Asset Managers Limited

The accompanying Financial Statements as of June 30, 2015 were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Latin America Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “LAQ”. Information about the Fund’s net asset value and market price is available at www.aberdeenlaq.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Latin America Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

*Diversification does not necessarily ensure return or protect against a loss.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

LAQ-Semi-Annual

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b)  During the period ended June 30, 2015, there were no changes in the Portfolio Managers.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
January 1 through January 31, 2015	None	None	None	345,575
February 1 through	None	None	None	345,575

February 28, 2015
March 1 through March 31, 2015	None	None	None	345,575
April 1 through April 30, 2015	None	None	None	345,575
May 1 through May 31, 2015	None	None	None	345,575
June 1 through June 30, 2015	None	None	None	345,575
Total	None	None	None	--

1  The plan was announced on November 16, 2007.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. The plan does not have an expiration date. The number of shares in columns (c) and (d) represent the aggregate number of shares purchased under the plan at each month end and the total number of shares that may still be purchased under the plan at each month end, respectively.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2015, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Latin America Equity Fund, Inc.

By: /s/ Christian Pittard

Christian Pittard,

Principal Executive Officer of

Aberdeen Latin America Equity Fund, Inc.

Date: September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Christian Pittard

Christian Pittard,

Principal Executive Officer of

Aberdeen Latin America Equity Fund, Inc.

Date: September 4, 2015

By: /s/ Andrea Melia

Andrea Melia,

Principal Financial Officer of

Aberdeen Latin America Equity Fund, Inc.

Date: September 4, 2015